EXECUTION COPY
$1,750,000,000
AMENDMENT NO. 2
dated as of April 28, 2006
to the Five-Year Credit Agreement
dated as of July 28, 2003
among
Textron Financial Corporation
The Banks Listed Herein
and
JPMorgan Chase Bank, N.A.,
as Administrative Agent

J.P. Morgan Securities Inc.
and
Banc of America Securities LLC,
Lead Arrangers and Joint Bookrunners
Bank of America, N.A.,
Syndication Agent
Barclays Bank PLC
Citibank, N.A.
and
Deutsche Bank Securities Inc.,
Documentation Agents

AMENDMENT NO. 2 TO FIVE-YEAR CREDIT AGREEMENT
     AMENDMENT dated as of April 28, 2006 to the Five-Year Credit Agreement dated as of July 28, 2003 (as heretofore amended, the “Credit Agreement”) among TEXTRON FINANCIAL CORPORATION (the “Borrower”), the BANKS party thereto (the “Banks”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).
W I T N E S S E T H :
     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;
     NOW, THEREFORE, the parties hereto agree as follows:
     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
     Section 2. Amendments.
     (a) The definition of “Bank” in Section 1.01 of the Credit Agreement is amended to read as follows:
     “Bank” means each bank or other financial institution listed on the signature pages hereof and each Person which becomes a Bank pursuant to Section 2.17, 8.06, or 9.06(c), and their respective successors.
     (b) The definition of “Termination Date” in Section 1.01 of the Credit Agreement is amended by changing the date specified therein from “July 25, 2010” to “April 28, 2011”.
     (c) Section 2.17(a) of the Credit Agreement is amended by changing the amount specified therein from “$333,000,000” to “$250,000,000”.
     (d) Section 2.19 of the Credit Agreement is amended to read as follows:
     Section 2.19. Extension Option. (a) The Termination Date may be extended in the manner set forth in this Section for a period of one year from the Termination Date then in effect; provided that the Termination Date may only be extended for two additional one year periods. If the

Borrower wishes to request an extension of the Termination Date, the Borrower shall give written notice to that effect to the Administrative Agent not less than 45 days nor more than 90 days prior to each anniversary of the date hereof that occurs on or prior to the Termination Date then in effect, whereupon the Administrative Agent shall promptly notify each of the Banks of such request. Each Bank will use its best efforts to respond to such request, whether affirmatively or negatively, as it may elect in its sole and absolute discretion, within 30 days of such notice to the Administrative Agent. If any Bank shall not have responded affirmatively within such 30-day period, such Bank shall be deemed to have rejected the Borrower’s proposal to extend its Commitment and only the Commitments of those Banks which have responded affirmatively shall be extended, subject to receipt by the Administrative Agent of counterparts of an Extension Agreement in substantially the form of Exhibit L hereto (the “Extension Agreement”) duly completed and signed by the Borrower, the Administrative Agent and all of the Banks which have responded affirmatively. No extension of the Commitments pursuant to this Section 2.19 shall be legally binding on any party hereto unless and until such Extension Agreement is so executed and delivered by Banks having at least 66 2/3% of the aggregate amount of the Commitments.
     (b) If any Bank rejects, or is deemed to have rejected, the Borrower’s proposal to extend its Commitment, (A) this Agreement shall terminate on the Termination Date then in effect with respect to such Bank, (B) the Borrower shall pay to such Bank on such Termination Date any amounts due and payable to such Bank on such date and (C) the Borrower may, if it so elects, designate a Person not theretofore a Bank and acceptable to the Administrative Agent to become a Bank, or agree with an existing Bank that such Bank’s Commitment shall be increased, provided that any designation or agreement may not increase the aggregate amount of the Commitments. Upon execution and delivery by the Borrower and such replacement Bank or other Person of an instrument of assumption in form and amount satisfactory to the Administrative Agent and execution and delivery of the Extension Agreement pursuant to Section 2.19(a), such existing Bank shall have a Commitment as therein set forth or such other Person shall become a Bank with a Commitment as therein set forth and all the rights and obligations of a Bank with such a Commitment hereunder. On the date of termination of any Bank’s Commitment as contemplated by this subsection (b), the respective participations of the other Banks in all outstanding Letters of Credit shall be redetermined on the basis of their respective Commitments after giving effect to such termination, and the participation therein of the Bank whose Commitment is terminated shall terminate; provided that the Borrower

3

shall, if and to the extent necessary to permit such redetermination of participations in Letters of Credit within the limits of the Commitments which are not terminated, prepay on such date a portion of the outstanding Loans, and such redetermination and termination of participations in outstanding Letters of Credit shall be conditioned upon its having done so.
     (c) The Administrative Agent shall promptly notify the Banks of the effectiveness of each extension of the Commitments pursuant to this Section 2.19.
     (e) Section 4.04(a) of the Credit Agreement is amended by changing the reference to the date “January 1, 2005” to “December 31, 2005” and the reference to “Borrower’s 2004 Annual Report” to “Borrower’s 2005 Annual Report”.
     (f) Section 4.04(c) of the Credit Agreement is amended by changing the reference to the date “March 31, 2005” to “December 31, 2005”.
     (g) Section 4.04(b) of the Credit Agreement is deleted.
     Section 3. Changes in Commitments. With effect from and including the Amendment Effective Date, (i) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank in the Commitment Schedule attached hereto and (ii) the Commitment Schedule attached hereto shall replace the Commitment Schedule attached to the Credit Agreement. On the Amendment Effective Date, any Bank party to the Credit Agreement which is not listed in the Commitment Schedule attached hereto (each, an “Exiting Bank”) shall cease to be a Bank party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of each Exiting Bank shall be due and payable on such date; provided that the provisions of Sections 8.03, 8.04 and 9.03 of the Credit Agreement shall continue to inure to the benefit of each Exiting Bank after the Amendment Effective Date.
     Section 4. Changes in Pricing Schedule. The Pricing Schedule attached to the Credit Agreement (the “Existing Pricing Schedule”) is deleted and replaced by the Pricing Schedule attached to this Amendment (the “New Pricing Schedule”). The New Pricing Schedule shall apply to interest and fees accruing under the Credit Agreement on and after the date hereof. The Existing Pricing Schedule shall continue to apply to interest and fees accruing under the Credit Agreement prior to the date hereof.
     Section 5. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Event of Default will have occurred and be continuing on such date.

4

     Section 6. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.
     Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     Section 9. Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to satisfaction of the following conditions:
     (a) the Administrative Agent shall have received from each of the parties listed in the signature pages hereof a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and
     (b) the Administrative Agent shall have received an opinion of the General Counsel or Assistant General Counsel of the Borrower dated as of the Amendment Effective Date, in form and substance satisfactory to the Administrative Agent; and
     (c) the Administrative Agent shall have received evidence satisfactory to it that no loans are outstanding under the 364-Day Credit Agreement dated as of July 8, 2003, as amended, among the Borrower, the Banks parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Existing 364-Day Credit Agreement”).
The Borrower and the other parties hereto, which other parties comprise the “Required Banks” as defined in the Existing 364-Day Credit Agreement, hereby agree that the “Commitments” under the Existing 364-Day Credit Agreement shall terminate automatically upon the effectiveness of this Amendment, without need for notice or other action by any party, and that accrued facility fees and any other amounts payable under the Existing 364-Day Credit Agreement shall be due and payable at such time.

5

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TEXTRON FINANCIAL CORPORATION

By:	/s/ B. F. Lynn
Name: Brian F. Lynn
Title: Senior Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Randolph Cates
Name: Randolph Cates
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Randolph Cates
Name: Randolph Cates
Title: Vice President

BANK OF AMERICA, N.A.

By:	/s/ S. H. Gurnani
Name: Sanjay H. Gurnani
Title: Senior Vice President

CITIBANK, N.A.

By:	/s/ Diane L. Pockaj
Name: Diane L. Pockaj
Title: Managing Director

BARCLAYS BANK PLC

By:	/s/ Nicholas Bell
Name: Nicholas Bell
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Y. Tilden
Name: Yvonne Tilden
Title: Vice President

By:	/s/ D. G. Dickinson
Name: David G. Dickinson, Jr.
Title: Director

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

By:	/s/ Christopher J. DeLauro
Name: Christopher J. DeLauro
Title: Assistant Vice President

BNP PARIBAS

By:	/s/ Richard Pace

	Name:	Richard Pace
	Title:	Managing Director

By:	/s/ Angela B. Arnold

	Name:	Angela B. Arnold
	Title:	Director

CREDIT SUISSE, Cayman Islands Branch

By:	/s/ Jay Chall

	Name:	Jay Chall
	Title:	Director

By:	/s/ James Neira

	Name:	James Neira
	Title:	Associate

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ C J Wannea

	Name:	C J Wannea
	Title:	Head of Transport, Services and Infrastructure

MERRILL LYNCH BANK USA

By:	/s/ Louis Alder

	Name:	Louis Alder
	Title:	Director

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge

	Name:	Daniel Twenge
	Title:	Vice President
Morgan Stanley Bank

UBS LOAN FINANCE LLC

By:	/s/ Marc Sileo

	Name:	Marc Sileo
	Title:	Associate Director
Banking Products
Services, US

By:	/s/ Douglas Gervolino

	Name:	Douglas Gervolino
	Title:	Associate Director
Banking Products
Services, US

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Nathan R. Rantala

	Name:	Nathan R. Rantala
	Title:	Vice President

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation)

By:	/s/ Mark Walton

	Name:	Mark Walton
	Title:	Assistant Vice President

HARRIS NESBITT FINANCING, INC.

By:	/s/ Joseph W. Linder

	Name:	Joseph W. Linder
	Title:	Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ Pieter J. Van Schaick Name: Pieter J. Van Schaick
Title: Managing Director

SOCIETE GENERALE

By:	/s/ Ambrish D. Thanawala Name: Ambrish D. Thanawala
Title: Managing Director

THE BANK OF NEW YORK

By:	/s/ Patrick Vatel Name: Patrick Vatel
Title: Managing Director

MELLON BANK, N.A.

By:	/s/ Laurie G. Dunn Name: Laurie G. Dunn
Title: First Vice President

COMMITMENT SCHEDULE

Bank	Commitment
JPMorgan Chase Bank, N.A.	$160,000,000
Bank of America, N.A.	$160,000,000
Citibank, N.A.	$130,000,000
Barclays Bank PLC	$130,000,000
Deutsche Bank AG New York Branch	$130,000,000
Bank of Tokyo-Mitsubishi UFJ Trust Company	$90,000,000
BNP Paribas	$90,000,000
Credit Suisse First Boston, acting through its Cayman Islands Branch	$90,000,000
HSBC Bank USA, National Association	$90,000,000
Merrill Lynch Bank USA	$90,000,000
Morgan Stanley Bank	$90,000,000
UBS Loan Finance LLC	$90,000,000
Wachovia Bank, National Association	$90,000,000
William Street Commitment Corporation	$90,000,000
Harris Nesbitt Financing, Inc.	$65,000,000
The Bank of Nova Scotia	$65,000,000
Societe Generale	$45,000,000
The Bank of New York	$30,000,000
Mellon Bank, N.A.	$25,000,000
Total	$1,750,000,000

PRICING SCHEDULE
     Each of “Facility Fee Rate” and “Euro-Dollar Margin” means, for any date, the rate set forth below in the row opposite such term and in the row corresponding to the “Utilization” at such date and, under the column corresponding to the “Pricing Level” at such date:

	Level I	Level II	Level III	Level IV	Level V	Level VI
Facility Fee Rate	0.05%	0.06%	0.07%	0.08%	0.09%	0.125%
Euro-Dollar Margin
Utilization ≤ 50%	0.125%	0.14%	0.18%	0.37%	0.535%	0.625%
Utilization > 50%	0.175%	0.19%	0.23%	0.42%	0.585%	0.675%
Letter of Credit Fees	0.175%	0.19%	0.23%	0.42%	0.585%	0.675%
     For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Schedule with respect to split ratings:
     “Level I Pricing” applies at any date if, at such date, the Borrower’s long-term debt is rated A+ or higher by S&P, A1 or higher by Moody’s and A+ or higher by Fitch.
     “Level II Pricing” applies at any date if, at such date, the Borrower’s long-term debt is rated A by S&P, A2 by Moody’s and A by Fitch.
     “Level III Pricing” applies at any date if, at such date, the Borrower’s long-term debt is rated A- by S&P, A3 by Moody’s and A- by Fitch.
     “Level IV Pricing” applies at any date, if at such date, the Borrower’s long-term debt is rated BBB+ by S&P, Baa1 by Moody’s and BBB+ by Fitch.
     “Level V Pricing” applies at any date if, at such date, the Borrower’s long-term debt is rated BBB by S&P, Baa2 by Moody’s and BBB by Fitch.
     “Level VI Pricing” applies at any date if, at such date, no other Pricing Level applies.
     “Fitch” means Fitch Ratings Ltd.
     “Moody’s” means Moody’s Investors Service, Inc.

     “Pricing Level” refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI applies at any date.
     “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.
     “Utilization” means, at any date, the percentage equivalent of a fraction (i) the numerator of which is the Total Outstanding Amount at such date (after giving effect to any borrowing or payment on such date) and the denominator of which is the aggregate amount of the Commitments at such date (after giving effect to any reduction on such date). If for any reason any Loans or Letter of Credit Liabilities remain outstanding after termination of the Commitments, Utilization shall be deemed to be 100%.
     The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party enhancement (other than the Textron Inc. Support Agreement), and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business of such date.
     If the Borrower is split-rated, then for purposes of determining the applicable Pricing Level, (a) if the S&P and Moody’s ratings are the same, all three ratings will be deemed at that level, (b) if the S&P and Moody’s ratings are not the same and the ratings differential is one level, then all three ratings will be deemed to be at the higher level of S&P and Moody’s and (c) if the S&P and Moody’s ratings are not the same and the ratings differential is two levels or more, then all three ratings will be deemed to be at a level one notch lower than the higher of S&P and Moody’s.